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                                                                  EXECUTION COPY

                                  SECOND AMENDMENT
                                       TO THE
                         INSURANCE AND INDEMNITY AGREEMENT

     THIS SECOND AMENDMENT TO THE INSURANCE AND INDEMNITY AGREEMENT dated as of November ___, 1997 (this "AMENDMENT"), among FINANCIAL SECURITY ASSURANCE INC. ("FSA"), ARCADIA RECEIVABLES CONDUIT CORP. (the "ISSUER"), ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.), as Seller (the "SELLER" or "ARFC") and, ARCADIA FINANCIAL LTD. (formerly known as Olympic Financial Ltd.), ("AFL"). From and hereafter the date hereof references in the Insurance and Indemnity Agreement to (i) Olympic Financial Ltd. or AFL and (ii) Olympic Receivables Finance Corp. shall be deemed to be references to AFL and ARFC, respectively.

     WHEREAS, the parties hereto wish to amend the Insurance and Indemnity Agreement, dated as of December 3, 1996 and amended as of August 1, 1997 (as amended and in effect from time to time, the "INSURANCE AND INDEMNITY AGREEMENT"), among FSA, the Issuer, the Seller and the Servicer herein;

     NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

     SECTION 1.

     (a) AMENDMENT TO APPENDIX I. The following definition shall be deleted in its entirety and replaced as follows:

          "SECURITIES" means the Issuer's Floating Rate Variable Funding Automobile Receivables-Backed Note issued under the Supplemental Indenture to the Indenture, dated as of even date herewith, between the Issuer and the Trustee, in an aggregate principal amount at any one time outstanding not exceeding $400 million.

     (b)  Section 2.01(k) shall be amended to read in its entirety as follows:

          (k) FINANCIAL STATEMENTS. The Financial Statements of AFL, copies of which have been furnished to Financial Security, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of such Person as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial

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     Statements with respect to such Person, there has been no material adverse change in such financial condition or results of operations of such Person. Except as disclosed in the Financial Statements, AFL is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material
     Adverse Change in respect of AFL.

     (c) Subsections (b)(i) and (b)(ii) of Section 2.02 shall be amended to read in their respective entireties as follows:

          (b) FINANCIAL STATEMENTS; ACCOUNTANTS' REPORTS; OTHER INFORMATION. Each of AFL and ARFC shall keep or cause to be kept in reasonable detail books and records of account of its assets and business. Each of AFL and ARFC shall furnish or cause to be furnished to Financial Security:

               (i) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 90 days after the close of each fiscal year of AFL, the audited balance sheets of AFL, as of the end of such fiscal year and the audited statements of income, changes in shareholders' equity and cash flows of AFL, for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of independent accountants (which shall be a nationally recognized firm or otherwise acceptable to Financial Security) for AFL, and by the certificate specified in Section 2.02(c) hereof.

               (ii) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of AFL, the unaudited balance sheets of AFL as of the end of such quarter and the unaudited statements of income, changes in shareholders' equity and cash flows of AFL for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.02(c) hereof if such certificate is required to be provided pursuant to such Section.

     (d)  Section 2.02(c) shall be amended to read in its entirety as follows:

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          (c)  COMPLIANCE CERTIFICATE.  AFL shall deliver to Financial Security concurrently with the delivery of the financial statements required pursuant to Section 2.02(b)(i) hereof (and concurrently with the delivery of the financial statements required pursuant to Section 2.02(b)(ii) hereof, if a Special Event specified in clauses (a) or (d) of the definition thereof or clause (b) or (c) of the definition thereof with respect to AFL or ARFC has occurred), a certificate signed by its Chief Financial Officer stating that:

               (i) a review of such Person's performance under the Transaction Documents during such period has been made under such officer's supervision;

               (ii) to the best of such officer's knowledge following reasonable inquiry, no Special Event, Default or Event of Default has occurred with respect to such Person, or if a Special Event, Default or Event of Default has occurred with respect to such Person, specifying the nature thereof and, if such Person has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by such Person to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

               (iii) the attached financial reports submitted in accordance with Section 2.02(b)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of AFL as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

     (e)  Section 2.05 shall be amended to read in its entirety as follows:

     Section 2.05 BOOKS AND RECORDS; OTHER INFORMATION. The Issuer shall keep or cause to be kept in reasonable detail books and records of account of its assets and business. The Issuer shall furnish or cause to be furnished to Financial Security promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Issuer pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Financial Security may reasonably request; PROVIDED, HOWEVER, that the Issuer shall not be required to deliver any such items if provision by some other party to Financial Security is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Issuer shall, upon the request of Financial Security, permit Financial Security or its authorized agents (A) to inspect its books and records as they may relate to the Securities, the Receivables, the

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obligations of the Issuer under the Transaction Documents, the Transaction;
(B) to discuss the affairs, finances and accounts of the Issuer with its officers upon Financial Security's reasonable request; and (C) upon the occurrence of a Special Event, to discuss the affairs, finances and accounts of the Issuer with its independent accountants, PROVIDED that an officer of the Issuer shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of such Person. The books and records of the Issuer will be maintained at the National Servicing Center, 10033 West 70th Street, Eden Prairie, Minnesota, unless such Person shall otherwise advise the parties hereto in writing.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of FSA, the Issuer, the Seller and the Servicer represents and warrants that as of the effective date of this Amendment, no Event of Default has occurred under the Repurchase Agreement, no Servicer Termination Event has occurred under the Servicing Agreement, no Event of Default has occurred under the Insurance and Indemnity Agreement and to the best of each of FSA, the Issuer, the Seller, and the Service's knowledge there is no set of circumstances existing that with the passage of time or the giving of notice, would constitute any such event.

     SECTION 3. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective upon (i) the due execution and delivery of this Amendment duly executed by each of the parties hereto, (ii) the effectiveness of the Amendments dated the date hereof to the Servicing Agreement and the Repurchase Agreement in form and substance satisfactory to FSA and (iii) an opinion of counsel to Arcadia, dated the date hereof, addressed to the Agent and the Security Insurer, covering such matters as the Agent and the Security Insurer may reasonably request.

     SECTION 4. INSURANCE AND INDEMNITY AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Insurance and Indemnity Agreement shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Insurance and Indemnity Agreement. All references to the Insurance and Indemnity Agreement in any other document or instrument shall be deemed to mean the Insurance and Indemnity Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Insurance and Indemnity Agreement, but shall constitute an amendment thereof.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

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     SECTION 6.     GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Insurance and Indemnity Agreement.

     IN WITNESS WHEREOF, FSA, the Issuer, the Seller and the Servicer have caused this Amendment to the Insurance and Indemnity Agreement to be duly executed by their respective officers as of the day and year first above written.


                         FINANCIAL SECURITY ASSURANCE INC.



                         By:
                            ----------------------------------------------
                              Name:
                              Title:

                         ARCADIA RECEIVABLES CONDUIT CORP.



                         By:
                            ----------------------------------------------
                              Name:
                              Title:

                         ARCADIA RECEIVABLES FINANCE CORP.



                         By:
                            ----------------------------------------------
                              Name:
                              Title:

                         ARCADIA FINANCIAL LTD., in its
                              individual capacity and as Servicer



                         By:
                            ----------------------------------------------
                              Name:
                              Title:

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